MODIFICATION AGREEMENT

         This MODIFICATION AGREEMENT (this "Agreement") made as of April 12, 1999 by and between Guy Gannett Communications, a Maine corporation (the "Company"), and Sinclair Communications, Inc., a Maryland corporation (together with its successors and permitted assigns, "Purchaser") to modify the Purchase Agreement dated as of September 4, 1998 by and between the Company and Purchaser, as amended by the Amendment thereto dated as of March 16, 1999 (as so amended, the "Purchase Agreement").

                              W I T N E S S E T H :

         WHEREAS, the Company and Purchaser are parties to the Purchase Agreement, pursuant to which the Company has agreed to sell to Purchaser the assets and business of the Company's broadcast television business, including all business, operations and activities of, among other broadcast television stations, Station WOKR-TV, Rochester, New York ("Station WOKR-TV"), and Purchaser has agreed to purchase such assets and business and to assume certain liabilities related to or arising from or in connection with such assets or business;

         WHEREAS, pursuant to that certain Purchase Agreement dated as of September 25, 1998 as amended by the Amendment dated April 12, 1999 (as so amended, the "Ackerley Agreement") by and between Purchaser and The Ackerley Group, Inc. ("Ackerley"), Purchaser has agreed to transfer to Ackerley, or directly to an affiliate of Ackerley, the assets and business of Station WOKR-TV, and Ackerley has agreed to acquire, or to cause such affiliate to acquire, such assets and business and to assume certain liabilities related to or arising from or in connection with such assets or business;

         WHEREAS, Ackerley's rights under the Ackerley Agreement have been assigned to its wholly owned subsidiary Central NY News, Inc. ("CNYN"), which assignment, however, did not relieve Ackerley from its duties and obligations of performance under the Ackerley Agreement;

         WHEREAS, pursuant to a letter agreement dated March 16, 1999, the Company and Purchaser agreed, among other things, to negotiate in good faith, at the request of Purchaser, with respect to causing a separate, earlier closing to be effected for the sale to Purchaser or its wholly owned subsidiary of the assets relating to Station WOKR-TV, and the assumption by Purchaser or such subsidiary of the pertinent liabilities relating thereto;

         WHEREAS, as a result of such negotiations, the Company and Purchaser desire to modify the Purchase Agreement in certain respects to permit such separate, earlier closing to be effected; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

         Section 1. Closings. There shall be two separate closings of the transactions contemplated by the Purchase Agreement. The first such closing (the "First Closing") of the transactions contemplated in the Purchase Agreement with respect to Station WOKR-TV shall take place at 10:00 a.m., New York City time, on the date hereof (such time and date being referred to herein as the "First Closing Date"). The closing (the "Second Closing") of the other transactions contemplated in the Purchase Agreement shall take place at 10:00 a.m., New York City time, on April 30, 1999 (such time and date being referred to herein as the "Second Closing Date"), or, if the conditions to Closing set forth in Articles 6 and 7 of the Purchase Agreement have not been satisfied or waived by April 30, 1999 (after giving effect to any modifications thereto contained in this Modification Agreement), as soon (but not less than two Business Days) thereafter as the conditions set forth in Article 6 and 7 of the Purchase Agreement have been satisfied or waived (after giving effect to any modifications thereto contained in this Modification Agreement). At the First Closing, the Company will convey, assign, transfer and deliver certain of the Assets (as defined in the Purchase Agreement) relating to Station WOKR-TV to CNYN and the Purchaser (the "WOKR Assets") and the Purchaser and CNYN shall assume and agree to perform and fully discharge when due all of the Assumed Liabilities (as defined in the Purchase Agreement) arising out of or relating to Station WOKR-TV (the "WOKR Assumed Liabilities"). At the Second Closing, the Company will sell, convey, assign, transfer and deliver all of the Assets other than the WOKR Assets (the "Non-WOKR Assets") and the Purchaser shall assume and agree to perform and fully discharge when due all of the Assumed Liabilities other than the WOKR Assumed Liabilities.

         Section 2. Certain Payments. With respect to Business Employees of Station WOKR-TV, the reimbursement of payments to be made pursuant to Section
5.8 of the Purchase Agreement shall apply only to Business Employees whose employment is terminated on or prior to 90 days after the First Closing Date. For the avoidance of doubt, it is agreed that any such payment will be subject to the terms and conditions of Section 5.8 (including, without limitation, the proviso to such Section). With respect to Business Employees of Stations other than Station WOKR-TV, Section 5.8 of the Purchase Agreement shall apply to Business Employees whose employment is terminated on or prior to 90 days after the Second Closing Date.

         Section 3. Sales Tax. The Company shall pay one-half of all applicable sales tax relating to the sale of the Assets, provided that for purposes of calculation of such tax, it shall be assumed that there shall be (x) only one taxable transaction relating to the WOKR Assets and (y) only one taxable transaction relating to the Non-WOKR Assets (provided that in no event will the Company pay more than it would have paid had there been a single transfer of all Assets to the Purchaser pursuant to the Purchase Agreement). Such obligation shall be in lieu of any other obligation to pay sales tax on account of the sale of the Assets as set forth in Section 10.10 of the Purchase Agreement. Purchaser shall cause the sum of $204,200 to be delivered to the Company at the First Closing and the Company shall submit the sum of $408,400 to the State of New York Department of Taxation and Finance.

         Section 4. Bill of Sale. Notwithstanding provisions in the Purchase Agreement to the contrary, at the First Closing a bill of sale, assignment and assumption agreement substantially in the form of Exhibit A hereto conveying the WOKR Assets (with the exception of the FCC Licenses related to Station WOKR-TV, which shall be conveyed to WOKR Licensee, LLC, and the collective bargaining agreement described in Section 3.10.6 of the Disclosure Schedule relating to Station WOKR-TV and the employee benefit plans described in Section 3.14.3 of the Disclosure Schedule, both of which shall be conveyed to Sinclair Acquisition IV, Inc.) shall be delivered directly to CNYN. In addition, notwithstanding provisions of the Purchase Agreement to the contrary, at the First Closing an assumption agreement substantially in the form of Exhibit B hereto but providing for assumption by Purchaser of the WOKR Assumed Liabilities shall be executed and delivered by Purchaser to the Company and a side letter substantially in the form set forth in Exhibit C hereto shall be executed and delivered by and to the Purchaser, the Company and CNYN. In addition, as an accommodation to Purchaser, the Company agrees that, subject to the immediately succeeding sentence, at the request of Purchaser at the Second Closing, (i) notwithstanding the provisions in the Purchase Agreement to the contrary, a bill of sale and assignment substantially in the form of Exhibit A, but conveying the Assets relating to Station WICS-TV, Springfield, Illinois, Station WICD-TV, Champaign, Illinois and KGAN-TV, Cedar Rapids, Iowa (with the exception of (x) the FCC Licenses and certain related assets related to such stations, which shall be conveyed to WICS Licensee, LLC, WICD Licensee, LLC and KGAN Licensee, LLC, respectively, and (y) the collective bargaining agreements described in
Section 3.10.6 of the Disclosure Schedule relating to such Stations and the employee benefit plans described in Section 3.14.3 of the Disclosure Schedule relating to such Stations, which shall be conveyed to Sinclair Acquisition IV, Inc.) (collectively, the "STC Assets") shall be delivered directly to STC Broadcasting, Inc., (ii) the Purchaser and the Company shall execute and deliver a Bill of Sale, Assignment and Assumption Agreement in accordance with Section 1.7(a) of the Purchase Agreement (provided that the WOKR Assets, the STC Assets and the WOKR Assumed Liabilities shall be excluded from such Bill of Sale, Assignment and Assumption Agreement) and (iii) notwithstanding the provisions of the Purchase Agreement to the contrary, the Purchaser and the Company shall execute and deliver an assumption agreement substantially in the form as Exhibit B hereto, but providing for assumption by Purchaser of the Assumed Liabilities relating to Station WICS-TV, Springfield, Illinois, Station WICD-TV, Champaign, Illinois and KGAN-TV, Cedar Rapids, Iowa, it being understood that the actions contemplated by this sentence shall not amend, modify or otherwise affect any of the conditions precedent set forth in Articles 6 and 7 of the Purchase Agreement (which shall be construed as if all of the Non-WOKR Assets were being transferred directly to Purchaser). Anything in the immediately succeeding sentence to the contrary notwithstanding, the Company's obligation to take the actions contemplated by the immediately preceding sentence are conditioned on the following actions taking place at the Second Closing (it being understood that, if such conditions are not satisfied all Non-WOKR Assets will be transferred directly to Purchaser) either (I) (a) Purchaser, STC Broadcasting, Inc. and the Company executing and delivering to the Company a letter agreement substantially in the form of Exhibit

C (but substituting STC for CNYN and making other conforming  modifications) and
(b) Purchaser executing and delivering an indemnity agreement substantially in the form of Exhibit B (but substituting the Assumed Liabilities relating to Station KGAN-TV, Station WICS-TV and Station WICD-TV for the WOKR-TV Assumed Liabilities and other conforming modifications) or (II) the matters addressed in Exhibits C and D shall have otherwise been addressed to the reasonable satisfaction of the parties.

         Section 5. Allocation of Purchase Price. (a) As previously agreed by the parties hereto, the purchase price for the WOKR Assets shall be the aggregate amount of (x) $125,000,000 of the $310,000,000 specified in Section 2.1(a) of the Purchase Agreement as a portion of the Purchase Price plus (if greater than or equal to zero) or minus (if less than zero), as the case may be,
(y) the amount of the Net Financial Assets based on the WOKR-TV Assets and WOKR Assumed Liabilities as of 11:59 p.m., New York City time, on the day immediately preceding the First Closing Date, subject to adjustment pursuant to Section 2.2 of the Purchase Agreement (with the amount described in clause (y) being referred to as the "WOKR Net Financial Assets" and the aggregate amount described in clause (x) and (y) collectively the "Station WOKR-TV Purchase Price").

         (b) On or before the First Closing, the Company shall deliver to Purchaser (i) a statement setting forth the amount estimated in good faith by the Company to be the amount of the WOKR Net Financial Assets as of the First Closing Date (the "Estimated WOKR Net Financial Assets") and (ii) a notice designating the account or accounts to which the payment to or on behalf of the Company pursuant to Section 2(a) hereof is to be made.

         (c) At the First Closing, (i) $3,225,600 (the "First Closing Security Escrow") of the Station WOKR-TV Purchase Price shall be delivered to the Security Escrow Agent by wire transfer in immediately available funds pursuant to the Security Escrow Agreement, as such agreement shall be modified in accordance with this Agreement, (ii) $1,209,600 (the "First Closing Adjustment Escrow") of the Station WOKR-TV Purchase Price shall be delivered to the Adjustment Escrow Agent by wire transfer in immediately available funds pursuant to the Adjustment Escrow Agreement, as such agreement shall be modified in accordance with this Agreement, and (iii) the sum of $120,564,800 plus the Estimated WOKR Net Financial Assets shall be paid by wire transfer in immediately available funds to the account or accounts designated by the Company in accordance with Section 2(b) hereof.

         (d) At the Second Closing, the amounts to be delivered by Purchaser pursuant to Section 2.1(c) of the Purchase Agreement shall be the full Purchase Price under the purchase Agreement minus the amounts delivered at the First Closing to the Company, the Security Escrow Agent and the Adjustment Escrow Agent pursuant to Section 2(c) hereof; provided, however, that the amount of the Net Financial Assets relating to the Stations other than Station WOKR-TV shall be separately calculated and shall be determined as of 11:59 p.m., New York City time, on the day immediately preceding the Second Closing Date (the "Remaining Net Financial Assets"). For the avoidance of doubt, the Purchase Price payable at the Second Closing shall be subject to the Earnings Adjustment in respect of 1998 BCF (if any).

         (e) The first sentence of Section 4 of that certain Amendment to the Purchase Agreement dated March 16, 1999 shall be and hereby is amended and restated to read in its entirety as follows:

         No later than the Second Closing Date, Purchaser and the Company shall jointly determine the proper allocation of the Purchase Price among the Stations other than Station WOKR-TV. The parties agree that the proper allocation of the $125,000,000 base Purchase Price for Station WOKR-TV among specified categories of assets shall be as set forth in Section
         2.5 of the Disclosure Schedule.

         Section 2.5 of the Disclosure Schedule is hereby amended and restated in its entirety to be the exhibit to this Agreement designated as Section 2.5.

         Section 6. Adjustment Escrow Agreement. The form of Adjustment Escrow Agreement shall be modified to the reasonable satisfaction of the Company, Purchaser and the Adjustment Escrow Agent to permit (i) separate deliveries to be made in respect of the First Closing and the Second Closing, and (ii) payment to the Company of the First Closing Adjustment Escrow, less any amounts of Claims and Damages in respect of Station WOKR-TV, pursuant to the terms of
Section 2.1(c) of the Purchase Agreement, as modified hereby.

         Section 7.  Security  Escrow  Agreement.  The form of  Security  Escrow
Agreement shall be modified to the reasonable satisfaction of the Company, Purchaser and the Security Escrow Agent to permit (i) separate deliveries to be made in respect of the First Closing and the Second Closing, and (ii) payment to the Company of the First Closing Security Escrow, less any amounts of Claims and Damages in respect of Station WOKR-TV, on the one year anniversary of the First Closing Date.

         Section 8. Net Financial Asset Adjustment. The Net Financial Assets shall be comprised of (i) the WOKR Net Financial Assets and (ii) the Remaining Net Financial Assets. If the Second Closing occurs within 30 days of the First Closing, there shall be a single Net Financial Assets calculation and release of the Adjustment Escrow Account pursuant to the procedure set forth in Section 2.2 of the Purchase Agreement (treating the Second Closing Date as the "Closing Date" for purposes of such Section 2.2). If the Second Closing is delayed more than 30 days after the First Closing or does not occur, the WOKR Net Financial Assets and the Remaining Net Financial Assets shall be determined separately, but otherwise in accordance with the terms of Section 2.2 of the Purchase Agreement (treating as the "Closing Date" for purposes of such Section 2.2 (x) the First Closing Date when determining the WOKR Net Financial Assets and (y) the Second Closing Date when determining the Remaining Net Financial Assets).

         Section 9. Consents. Purchaser acknowledges that it has received and, to the extent contemplated by the relevant consent, signed each of the consents attached as Exhibit C to that certain letter agreement dated March 16, 1999, copies of which are attached hereto. Purchaser hereby agrees that if any consent contemplated by Section 6.4(ii) of the Purchase Agreement has been or is obtained (a "Received Consent") but such Received Consent is subsequently superceded or otherwise rendered ineffective in connection with a consent having been obtained to allow the transfer of the asset contemplated therein directly to STC Broadcasting, Inc., (which consent to transfer to STC Broadcasting has not been rendered ineffective as of the Second Closing Date, provided that this parenthetical shall not apply if such consent to transfer to STC Broadcasting is rendered ineffective due to the failure of the Sinclair/STC Broadcasting transaction to close or the termination of the Sinclair/STC Broadcasting purchase agreement) the Company shall be deemed to have satisfied the condition set forth in Article 6 of the Purchase Agreement with respect to such Received Consent for all purposes of Article 6 of the Purchase Agreement.

         Section 10. Certificates; Certain Conditions. (a) As a condition to the obligations of Purchaser to consummate the transactions contemplated by the Purchase Agreement to occur at the First Closing, the Company shall deliver to Purchaser a certificate, dated as of the First Closing Date, executed on behalf of the Company by its duly authorized officers or representatives to the effect of Sections 6.1 and 6.2 of the Purchase Agreement with respect only to Station WOKR-TV.

         (b) As a condition to the obligations of Purchaser to consummate the transactions contemplated by the Purchase Agreement to occur at the Second
Closing, in satisfaction of the conditions set forth in Section 6.3 of the Purchase Agreement the Company shall deliver to Purchaser a certificate, dated as of the Second Closing Date, executed on behalf of the Company by its duly authorized officers or representatives to the effect of Sections 6.1 and 6.2 of the Purchase Agreement with respect to all Stations (other than Station WOKR-TV) taken as a whole. The conditions precedent set forth in Sections 6.1 and 6.2 shall be limited to the truth and correctness of the representations, warranties, covenants and agreements as they apply only to the Stations other than Station WOKR-TV. The condition precedent set forth in Section 6.11 shall be limited to the Stations other than Station WOKR-TV.

         (c) For the avoidance of doubt, for purposes of clauses (a) and (b) above, materiality (or "Material Adverse Effect") for all purposes under the Purchase Agreement shall be determined on the basis of all Stations taken as a whole, including Station WOKR-TV (and the certificates delivered pursuant to clauses (a) and (b) above may reflect such treatment), provided, however that in determining materiality or Material Adverse Effect, any circumstance, change in, or effect relating to Station WOKR-TV after the First Closing Date shall not be taken into consideration.

         Section 11. Indemnification; Survival. The representations and warranties of the Company contained in the Purchase Agreement or in any certificate or special warranty deed delivered pursuant thereto and any and all covenants and agreements therein with respect to Station WOKR-TV, the WOKR Assets or the WOKR Assumed Liabilities (other than those covenants and agreements required by the Purchase Agreement to be performed after the First Closing) shall expire with, and be terminated and extinguished upon, the one year anniversary of the First Closing Date. Except as provided in the immediately proceeding sentence, all representations and warranties of the Company or Sinclair contained in the Purchase Agreement or in any certificate or special warranty deed pursuant thereto and any and all covenants and agreements in the Purchase Agreement shall expire in accordance with the terms of the Purchase Agreement (treating the Second Closing as "the Closing"). For purposes of Section 8.1(a) and 8.1(b) of the Purchase Agreement, the term "Closing Date" shall be deemed to refer to (x) the First Closing Date in respect of Station WOKR-TV, the WOKR Assets and the WOKR Assumed Liabilities and (y) the Second Closing Date in respect of the Stations (other than Station WOKR-TV), Assets (other than the WOKR Assets) and Assumed Liabilities (other than the WOKR Assumed Liabilities). Following the First Closing, all pre-Closing covenants and agreements in Article 5 of the Purchase Agreement shall no longer apply to Station WOKR-TV.

         Section 12. Termination Rights. On and after the occurrence of the First Closing, neither the Company nor the Purchaser shall have any right to terminate the Purchase Agreement. After the occurrence of the First Closing, if any event occurs that would allow the Purchaser or the Company to terminate the Purchase Agreement pursuant to Section 10.1 of the Purchase Agreement (without giving effect to the immediately preceding sentence and substituting the words "Second Closing" for the term "Closing" each place it appears in Section 10.1), then at such time as such party would otherwise be entitled to terminate the Purchase Agreement such party shall be entitled to abandon the Second Closing in accordance with the procedures set forth in Section 10.1 of the Purchase Agreement relating to termination of the Purchase Agreement. If a party abandons the Second Closing in accordance with this Section then the obligations of the Purchaser and the Company to effect the Second Closing shall terminate, all representations, warranties, convents, agreements, liabilities and obligations of the Purchaser and the Company under the Purchase Agreement shall thereupon become void and of no further effect whatsoever other than to the extent such representations, warranties, covenants, agreements, liabilities and obligations relate to the WOKR Station, the WOKR Assets, the WOKR Assumed Liabilities or the First Closing (in which case they shall remain in full force and effect subject to the terms and conditions of the Purchase Agreement and this Agreement), in each case except
(i) to the extent of a party's liability for willful material breaches of the Purchase Agreement prior to the time of such abandonment, (ii) as set forth in
Section 5.4 of the Purchase Agreement and (iii) the obligations of each party for its own expenses incurred in connection with the transactions contemplated by the Purchase Agreement and this Agreement as provided therein and herein.

         Section 13. No Third Party Rights. Nothing in this Agreement shall be deemed to provide any Person with any legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, the Purchase Agreement or any certificate or instrument delivered hereto or thereto, except to the extent previously provided in the Purchase Agreement with respect to certain wholly owned subsidiaries of Purchaser. For the avoidance of doubt, neither Ackerley nor any of its affiliates will be considered an assignee of the Purchaser for purposes of the Purchase Agreement (and will not have any of the Purchaser's rights or remedies under the Purchase Agreement).

         Section 14. References. All references to "this Agreement" in the Purchase Agreement shall mean the Purchase Agreement as modified hereby.

         Section 15. Definitions. All capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Purchase Agreement.

         Section 16. Headings. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection.

         Section 17. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         Section 18. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 19. No Other Amendments or Modifications. This Agreement constitutes an amendment to the Purchase Agreement and in the event of any conflict between the terms of this Agreement and the Purchase Agreement the terms of this Agreement will govern. Except as expressly contemplated to be modified hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      GUY GANNETT COMMUNICATIONS

                                      By: /s/ James Baker
                                         ----------------------------------
                                          Its Vice-President-Finance



                                      SINCLAIR COMMUNICATIONS, INC.



                                      By: /s/ David B. Amy
                                         ----------------------------------
                                          Name:  David B. Amy
                                          Title: Secretary


ACCEPTED AND AGREED
as of the date first above written:


WGME LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WTWC LICENSEE, LLC



By:  /s/ David B. Amy
    ---------------------------------
    Name:  David B. Amy
    Title: Secretary

WICS LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WICD LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WGGB LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


KGAN LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WOKR LICENSEE, LLC



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary

WGME, INC.



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WTWC, INC.



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


SINCLAIR ACQUISITION IV, INC.



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary


WGGB, INC.



By: /s/ David B. Amy
   ---------------------------------
   Name:  David B. Amy
   Title: Secretary
                                       16